UNITED STATES

                        SECURITIES AND EXCHANGE COMMISION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                                    Pursuant
                            To Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2005

                                  MEGOLA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           NEVADA                    000-49815               88-0492605
           ------                    ---------               ----------
(State or other jurisdiction        (Commission           (I.R.S. employer
     of incorporation)              File Number)        identification number)

              446 Lyndock St. , Suite 102, Corunna, Ontario N0N 1G0
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               (Address of principal executive offices) (Zip code)

                                 (519) 481-0628
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               Registrant's telephone number, including area code

                                      None
--------------------------------------------------------------------------------
                  (Former Address If Changed since Last Report)


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective March 22, 2005 Registrant signed an agreement with BuyMax, LLC, which gives BuyMax the exclusive distribution/selling rights to Megola's residential ScaleGuard units for the USA.

BuyMax, a subsidiary of VenVest (www.venvestinc.com), is dedicated to providing an e-commerce purchasing platform with preferential pricing and/or cash rebates on virtually every product necessary to cost effectively operate an HVAC, plumbing or electrical services company. BuyMax offers private label products exclusively to its members as well as hundreds of high quality, universal products provided by industry leading vendor partners and national suppliers.

ITEM 8 OTHER EVENTS

Press Release attached as Exhibit 99

ITEM 9.01 EXHIBITS

10.0 Agreement with BuyMax

99 Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEGOLA, INC.
                                       ------------
                                       (Registrant)

Dated: March 28, 2005                  By: /s/ Joel Gardner
                                           --------------------
                                           Joel Gardner, President